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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2007 (December 2, 2007)

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UAP Holding Corp. (Exact name of registrant as specified in its charter)

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Delaware	000-51035	11-3708834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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7251 W. 4th Street Greeley, Colorado 80634 (Address of principal executive offices) (Zip Code)

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Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

     On December 4, 2007 (December 5, 2007 with respect to Mr. Kessock), UAP Holding Corp. (the “Company”), pursuant to the authorization of the Compensation Committee of the Board of Directors of the Company, entered into amended and restated change of control employment agreements with our executive officers and certain other key employees. The revisions to the amended and restated change of control employment agreements updated the original agreements, which were entered into on May 22, 2007 (in the case of Jeffrey Rutherford, October 16, 2007), to reflect certain technical changes as a result of the guidance from the Internal Revenue Service on deferred compensation and to clarify that, in the event the target bonus for the current year has not previously been established, the applicable bonus for purposes of the agreements is the target bonus for the prior year. The above disclosure is qualified in its entirety by the terms of the amended and restated change of control agreements, which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated Change of Control Employment Agreement between Larry K. Cordell and UAP
Holding Corp., dated as of December 4, 2007.
10.2	Form of Amended and Restated Change of Control Employment Agreement (for David Bullock, Todd
Suko and Jeffrey Rutherford).
10.3	Form of Amended and Restated Change of Control Employment Agreement (for Kevin Howard, Dean
Williams and David Tretter).
10.4	Amended and Restated Change of Control Employment Agreement between Alan Kessock and UAP
Holding Corp., dated as of December 5, 2007.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2007

UAP Holding Corp.

By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Change of Control Employment Agreement between Larry K. Cordell and UAP
Holding Corp., dated as of December 4, 2007.
10.2	Form of Amended and Restated Change of Control Employment Agreement (for David Bullock, Todd
Suko and Jeffrey Rutherford).
10.3	Form of Amended and Restated Change of Control Employment Agreement (for Kevin Howard, Dean
Williams and David Tretter).
10.4	Amended and Restated Change of Control Employment Agreement between Alan Kessock and UAP
Holding Corp., dated as of December 5, 2007.
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